Amendment No. 1 to Distributor Agreement
Unomedical a/s and Tandem Diabetes Care, Inc.

This amendment ( “Amendment No. 1”) is entered into effective as of May 8, 2024 (the “Amendment Effective Date”) by and between Unomedical a/s, a Danish corporation having its principal place of business at Aaholmvej 1-3, Osted, 4320 Lejre, Denmark (“Company”), and Tandem Diabetes Care, Inc., a Delaware corporation having its principal place of business at 12400 High Bluff Drive, San Diego, California, 92130, USA (“Distributor”) (each individually a “Party” and collectively the “Parties”).

Capitalised terms not defined in this Amendment No. 1 shall have the meaning ascribed to them in the Agreement (as defined below).

WHEREAS
A.Company and Distributor have entered into a Distributor Agreement dated 14 January, 2022 (the “Agreement”);
B.The Parties now wish to make certain amendments and updates to the Agreement;

As such, the Parties agree to amend the Agreement as set forth below:

1. DEFINITIONS

The definition of “Products” is deleted in its entirety and amended and restated as follows:

“Products” means AutoSoft™ 90 infusion sets, AutoSoft™ XC infusion sets, AutoSoft™ 30 infusion sets, TruSteel™ infusion sets, VariSoft™ infusion sets and AutoSoft+ infusion sets (“AutoSoft+”) which are included in Company’s published Price List, as amended or supplemented from time to time during the term of this Agreement by Company and listed in Exhibit A. Products as delivered to Distributor will have markings and instructions for use in English and other languages required in accordance with applicable laws and regulations. The Products are marked with the Company trademarks and Distributor’s trademarks set out in Exhibit A.

2. TERM AND TERMINATION
Section 2.1 is deleted in its entirety and amended and restated as follows:

2.1. Term. The term of this Agreement (“Term”) shall be from the Amendment Effective Date until such time when it is terminated by either Party in accordance with the provisions of this Agreement. Subject to any other provisions in this Agreement, which give either Party a right of termination, the Agreement may be terminated by either Party with *** written termination notice to the other Party, however the earliest effective date of termination resulting from a termination shall be *** from the Amendment Effective Date.

3. DISTRIBUTORSHIP
Section 3.4.j is added as follows:

j. Company shall use commercially reasonable efforts to Launch AutoSoft+ ***. Launch means the first sale of AutoSoft+ by Company to Distributor to be distributed by or on behalf of Distributor for commercial purposes (i.e. revenue generating for Distributor) (“Launch”). Company shall provide at least the following capacity for production of AutoSoft+, always provided that Company shall not be required to build any additional manufacturing capacity:

***

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Section 3.7.d.2 is deleted in its entirety and amended and restated as follows:

2. Company shall not discontinue manufacture of any Product covered by this Agreement without providing Distributor with at least *** and good faith negotiations by the Parties ***.

Section 3.8 is added as follows:

3.8. Addition of New Product. Company has developed and Distributor has expressed desire to distribute a new Product under the brand name “AutoSoft+”, the Specifications for which are included in Exhibit B-1 (AutoSoft+). *** Company shall manufacture and supply AutoSoft+ to Distributor, and Distributor shall purchase AutoSoft+ from Company, on the terms and conditions of this Agreement. For the avoidance of doubt, Company shall obtain and maintain all regulatory approvals required for the marketing, sale and distribution of AutoSoft+ ***.

5. PURCHASE OF PRODUCT BY DISTRIBUTOR: PRICING AND PAYMENTS
Section 5.1 is deleted in its entirety and amended and restated as follows:

5.1. Minimum Order and Minimum Volumes.
(a) Distributor agrees to acquire from Company in minimum order quantities (“Minimum Order”) as described in Exhibit C for each Product SKU per Purchase Order.

(b) Distributor also agrees to acquire from Company ***.

(c) ***

A new sentence is added to the end of Section 5.2

Notwithstanding anything in this Section 5.2, any Purchase Order submitted to Company for AutoSoft+ that is in accordance with the most recent forecast provided under Section 3.3(h) and which does not exceed the total capacity allocated for the applicable twelve (12) month period, shall be deemed an Accepted Purchase Order.

EXHIBIT A – PRODUCTS AND TRADEMARK LABELING
Exhibit A is deleted in its entirety and replaced with attached Exhibit A

EXHIBIT B-1 – SPECIFICATIONS – INFUSION SETS
The attached Exhibit B-1 (AutoSoft+) shall be added to the existing Exhibit B-1

EXHIBIT C – PRICING AND MINIMUM VOLUMES
The following is added to Exhibit C:

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EXHIBIT D – SHELF LIFE/WARRANTY PERIODS
Exhibit D is deleted in its entirety and amended and restated as follows:

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[SIGNATURES ON THE NEXT PAGE]

The Parties have caused this Amendment No. 1 to be executed as of the Amendment Effective Date.

Unomedical
For and on behalf of Unomedical a/s:

/s/ Kjersti Grimsrud
Name: Kjersti Grimsrud
President and COO Infusion Care
Date: May 10, 2024

Tandem
For and on behalf of Tandem Diabetes Care, Inc:

/s/ Elizabeth Gasser
Name: Elizabeth Gasser
Title: EVP, Chief Strategy & Product Officer
Date: May 10, 2024

EXHIBIT A

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EXHIBIT B-1

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